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                                                                EXHIBIT 10.28.1


                       THIRD AMENDMENT TO LOAN AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of November 21, 1995 (this "Amendment"), is between CODE-ALARM, INC., a Michigan corporation (the "Company") and NBD BANK, a Michigan banking corporation (the "Bank").


                                    RECITALS


     A. The Company and the Bank have executed a Loan Agreement dated as of May 23, 1995, as amended by a First Amendment to Loan Agreement dated as of June 30, 1995 and a Second Amendment to Loan Agreement dated as of October 17, 1995 (the "Loan Agreement"), to provide for a revolving credit facility and term loans to the Company.

     B. The Company has requested certain amendments to the Credit Agreement and the Bank is willing to do so strictly in accordance with the terms hereof, and provided the Loan Agreement is amended on the terms and conditions set forth herein.



                                   AGREEMENT


     Based upon these recitals, the parties agree as follows:

     1. Upon satisfaction by the Company of the conditions set forth in paragraph 4 hereof, the Loan Agreement shall hereby be amended as of the effective date hereof as follows:

        (a) Section 1.1 shall be amended as follows:

            (i) The definition of "Borrowing Base" shall be amended by adding the following language at the end of clause (a) therein: ", subject to the limitations set forth therein".

            (ii) The definition of "Eligible Accounts Receivable" shall be amended by adding the following language at the end of clause
     (g) therein:

        , provided, however, credit shall be given for insured accounts under this clause (g) only to the extent such account is fully insured after giving effect to any limitations on the amount of coverage on any individual account or the aggregate amount of coverage under the policy.

            (iii) The definition of "Tangible Net Worth" shall be amended by deleting clause (b) (vi) in its entirety and inserting


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     the following in place thereof:   "(vi)  deferred taxes to the extent in
     excess of $1,600,000 and deferred charges".

                    (iv) The definition of "Total Liabilities" shall be amended by adding the following language at the end of such definition:

             provided, however, that "Total Liabilities" shall not include any amounts owing by the Company in connection with the lease dated September 21, 1995 between the Company and Celtic Leasing or the lease dated as of November, 1995 between the Company and Bankers Leasing its successors and assigns.

                    (v) A new  definition of  "Third  Amendment
     Effective Date" shall be added in appropriate alphabetical order to read as follows:

     "Third Amendment Effective Date" shall mean September  30,  1995.

            (b) Section 5.2(d) shall be deleted in its entirety and the following shall be inserted in place thereof:

            (d) Total Liabilities to Tangible Net Worth.  Permit  or
     suffer the Consolidated Total Liabilities of the Company and its Subsidiaries to Consolidated Tangible Net Worth of the Company
     and its  Subsidiaries  at  any  time  to  be greater  than  (i)  during
     the period   from  and   including  the  Effective  Date  to  and
     including December 30, 1995, 6.25 to 1.0; (ii) during the period from and including December 31, 1995 to and including June 29, 1996,
     6.0 to 1.0 and (iii) during the period from and including June 30, 1996 to and including December 30, 1996, 5.5 to 1.0, which amount shall decrease on each December 31 and June 30 thereafter by 0.50.

            (c) Section 5.2(l)  shall  be   amended  by  adding  the  following
language immediately preceding the reference to "$750,000": "(i) for the fiscal year ending December 31, 1995, $1,500,000 and (ii) for each fiscal year thereafter,".

     2. From and after the effective date of this Amendment, references in the Loan Agreement, the Notes, the Security Documents and all other documents executed pursuant to the Loan Agreement (as each of the foregoing is amended hereby or pursuant hereto) to the Loan Agreement shall be deemed to the references to the Loan Agreement as amended hereby.

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     3. The Company represents and warrants to the Bank that:

        (a) (i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its Articles of Incorporation or By-Laws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof.

        (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in Article IV of the Loan Agreement and the representations and warranties of the Company in the Security Documents are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

        (c) No default or Event of Default has occurred and is continuing or will exist under the Loan Agreement as of the effective date hereof.

     4. This Amendment shall not become effective until:

        (a) This Amendment shall be signed  by the  Company  and the Bank;  and

        (b) The Company shall have delivered or caused to be delivered to the Bank such other documents and instruments as the Bank may request in connection herewith and all documents which have not been delivered as required pursuant to the Loan Agreement, including without limitation the original stock certificate and related executed blank stock power for Code Alarm Europe Ltd.

     5. The Company hereby agrees that the Security Documents to which it is a party are each ratified and confirmed and shall remain in full force and effect, and the Company acknowledges that it has no defense, offset or counterclaim with respect to any Security Document.


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     6. The Company agrees to pay and save the Bank harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses in Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Bank, in connection with the preparation and review of this Amendment and any related documents.

     7. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. Except as expressly contemplated hereby, the Loan Agreement, the Notes, the Security Documents and all other related agreements, certificates, instruments and other documents, are hereby ratified and confirmed and shall remain in full force and effect and the Company acknowledges that it has no defense, offset or counterclaim with respect thereto.

     8. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

     9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one in the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     CODE-ALARM, INC.


                                     By:   /s/ Robert A. Wagner
                                        -----------------------------
                                        Its:  Vice President


                                     NBD BANK


                                     By:  /s/ Kathryn M. Ritter
                                        -----------------------------
                                        Its:  Vice President







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                      FOURTH AMENDMENT TO LOAN AGREEMENT


        THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of March 18, 1996 (this "Amendment"), is between CODE-ALARM, INC., a Michigan corporation (the "Company") and NBD Bank, a Michigan banking corporation (the "Bank").


                                   RECITALS

        A. The Company and the Bank have executed a Loan Agreement dated as of May 23, 1995, as amended by a First Amendment to Loan Agreement dated as of June 30, 1995, a Second Amendment to Loan Agreement dated as of October 17, 1995 and a Third Amendment to Loan Agreement dated as of November 21, 1995 (the "Loan Agreement"), to provide for a revolving credit facility and term loans to the Company.


        B. The Company has requested certain amendments to the Credit Agreement and the Bank is willing to do so strictly in accordance with the terms hereof, and provided the Loan Agreement is amended on the terms and conditions set forth herein.



                                  AGREEMENT


        Based upon these recitals, the parties agree as follows:

        1. Upon satisfaction by the Company of the conditions set forth in paragraph 4 hereof, the Loan Agreement shall hereby be amended as of the effective date hereof as follows:

             (a) The first paragraph of the "introduction" shall be amended by deleting the reference therein to "February 29, 1996" and inserting "May 31, 1996" in place thereof.

             (b)   Section 1.1 shall be amended as follows:


                   (i) The definition of "Borrowing Base" shall be amended to read as follows:

                   "Borrowing Base" shall mean, as of any date,
             the sum of (a) an amount equal to 95% of the value
             of Eligible Accounts Receivable owed to the Company
             or any Subsidiary and qualifying as "Eligible Accounts Receivable" pursuant to clause (g) of such definition, subject to the limitations set forth therein, plus (b)
             an amount equal to 80% of the value of Eligible Accounts Receivable, other than described in clause (a) above, plus (c) an
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                amount equal to the lesser of (i) 60% of the value of
                Eligible Inventory constituting raw materials of (ii) $4,700,000, plus (d) an amount equal to 60% of Eligible Inventory constituting finished goods.

                        (ii) The definition of "Commitment" shall be amended by deleting the reference in clause (a) therein to "February 29, 1996" and inserting "May 31, 1996" in place thereof.

                        (iii)  The definition of "Eligible Accounts
        Receivable" shall be amended by deleting the reference in line 2 to "Europe Auto" and inserting the following in place thereof: ", with respect to any account qualifying pursuant to clause (g) below, any Subsidiary" and by substituting all other references to "Europe Auto" contained in such definition and inserting "such Subsidiary" in place thereof.

                        (iv)  A new definition of "Fourth Amendment
        Effective Date" shall be added in appropriate alphabetical order to read as follows:

                "Fourth Amendment Effective Date" shall mean
                March 18, 1996.

                (c)     Section 5.2(f)(vii) shall be amended to read as follows:

                        (vii) Subordinated Debt in an aggregate amount not exceeding $11,500,000 so long as (A) no Default or Event of Default shall have occurred and be continuing at the time such Subordinated Debt is issued and the issuance of such Subordinated Debt would not cause a Default or Event of Default and (B) the Company shall use proceeds of Subordinated Debt incurred after the Fourth Amendment Effective Date to prepay outstanding
        Revolving Credit Loans and/or Terms Loans, as determined by the Bank in its sole discretion, by an amount not less than $7,850,000.

        2. From and after the effective date of this Amendment, references in the Loan Agreement, the Notes, the Security Documents and all other documents executed pursuant to the Loan Agreement (as each of the foregoing is amended hereby or pursuant hereto) to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.




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      3.   The Company represents and warrants to the Bank that:

           (a) (i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its Articles of Incorporation or By-Laws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof.

           (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in
Article IV of the Loan Agreement and the representations and warranties of the Company in the Security Documents are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

           (c) No Default or Event of Default has occurred and is continuing or will exist under the Loan Agreement as of the effective date hereof.

      4.   This Amendment shall not become effective until:

           (a) This Amendment shall be signed by the Company and the Bank; and

           (b) The Company shall have delivered or caused to be delivered to the Bank such other documents and instruments as the Bank may request in connection herewith and all documents which have not been delivered as required pursuant to the Loan Agreement.

      5. The Company hereby agrees that the Security Documents to which it is a party are each ratified and confirmed and shall remain in full force and effect, and the Company acknowledges that it has no defense, offset or counterclaim with respect to any Security Document.

      6. The Company agrees to pay and save the Bank harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses in Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to


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the Bank, in connection with the preparation and review of this Amendment and any related documents.

        7. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. Except as expressly contemplated hereby, the Loan Agreement, the Notes, the Security Documents and all other related agreements, certificates, instruments and other documents, are herby ratified and confirmed and shall remain in full force and effect and the Company acknowledges that it has no defense, offset or counterclaim with respect thereto.

        8. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

        9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one in the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                CODE-ALARM, INC.

                                By:  Robert A. Wagner
                                   ------------------------------------

                                   Its:  Vice President
                                       --------------------------------

                                NBD BANK

                                By:  K. M. Ritter
                                   ------------------------------------

                                   Its:  Vice President
                                       --------------------------------





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